EXHIBIT 10.1

                                     FORM OF
                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "AGREEMENT") is made effective as of this ____ day of _________, _____ by and between National Coal Corp, a Florida corporation (the "COMPANY"), and ______________, an individual (the "INDEMNITEE").

                                    RECITALS

         A. The Company and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees and agents to expensive litigation risk at the same time that the availability and coverage of liability insurance has been severely limited.

         B. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers, employees and agents of the Company may not be willing to continue to serve as directors, officers, employees and agents without additional protection.

         C. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers, employees and agents of the Company and to indemnify its directors, officers, employees and agents so as to provide them with the maximum protection permitted by law.

                                    AGREEMENT

         The Company and Indemnitee hereby agree as follows:

1.       INDEMNIFICATION.

         1.1 THIRD PARTY PROCEEDINGS. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether formal or informal (a "PROCEEDING") (other than an action by or in the right of the Company) by reason in whole or in part of: (i) the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company,
(ii) any action or inaction on the part of Indemnitee while a director, officer, employee or agent of the Company, or any subsidiary of the Company, or (iii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (subsections (i), (ii) and (iii) together, the Indemnitee's "CORPORATE STATUS"), against all expenses (including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, court costs, expenses of investigation, transcript costs, fees of experts, travel and deposition costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating or being or preparing to be a witness in a Proceeding (collectively, "EXPENSES")), judgments, penalties, fines and amounts paid in settlement (if such settlement is approved in advance by the Company which approval


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shall not be  unreasonably  withheld) and other amounts  actually and reasonably incurred by Indemnitee, in connection with such Proceeding, to the fullest extent permissible under Florida Law as currently in effect and as may be expanded in the future if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that indemnification is unavailable under this Agreement.

         1.2 PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company or any subsidiary of the Company arising in whole or in part out of Indemnitee's Corporate Status against Expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, in each case to the extent actually and reasonably incurred by Indemnitee in connection with such Proceeding, including any appeal thereof, to the fullest extent permissible under Florida Law as currently in effect and as may be expanded in the future if Indemnitee acted in good faith and in a manner he or she reasonable belied to be in, or not opposed to the best interests of the Company, except that, notwithstanding anything herein to the contrary, no indemnification under this Section 1.2 shall be made in respect of any claim, issue or matter, as to which such Indemnitee shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         1.3 MANDATORY PAYMENT OF EXPENSES. Notwithstanding any limitations or conditions upon the Company's indemnification obligations set forth in SECTIONS 1.1 and 1.2 above, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in SECTIONS 1.1 and 1.2 or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by Indemnitee in connection therewith.

         1.4 INDEMNIFICATION FOR SERVING AS A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by Indemnitee in connection therewith.

2.       EXPENSES; INDEMNIFICATION PROCEDURE.

         2.1 ADVANCEMENT OF EXPENSES. The Company shall advance all Expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding referenced in SECTIONS 1.1 or 1.2 hereof. The advances to be made hereunder shall be paid by the Company to Indemnitee within 30 days following delivery of a written request therefor by Indemnitee to the Company. Such written request shall reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not


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entitled to be indemnified by the Company as authorized hereby. Indemnitee shall have 30 days following such determination to reimburse the Company of any advances Indemnitee is not entitled to be indemnified by the Company.

         2.2 NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company prompt notice, in accordance with SECTION 13 hereof, of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement; provided, however, that a delay by Indemnitee in sending such notice shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually materially prejudiced by such delay. Notice to the Company shall be directed to the Chief Financial Officer of the Company at the principal executive offices of the Company. In addition, Indemnitee shall give the Company, at the Company's expense, such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         2.3      PROCEDURE.  Any  indemnification  and advances provided for in
SECTION 1 and this SECTION 2 shall be made no later than 30 days after receipt of the written request of Indemnitee. If a claim under this Agreement is not paid in full by the Company within 30 days after a written request for payment therefor has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to SECTION 12 of this Agreement, Indemnitee shall also be entitled to be paid for the Expenses for bringing such an action. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in connection with any Proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of Expenses pursuant to SECTION 2.1 unless and until such defense is finally adjudicated by court order or judgment from which no further right of appeal exists. It is the intention of the parties that if the Company contests Indemnitee's right to indemnification under this Agreement or applicable law, the question of
Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its officers, its Board, any committee or subgroup of its Board, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by this Agreement or by applicable law, nor an actual determination by the Company (including its officers, its Board, any committee or subgroup of its Board, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct.

         2.4 NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to SECTION 2.2 hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of receipt of a claim or the commencement of a Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.


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         2.5      SELECTION  OF  COUNSEL.  In the  event  the  Company  shall be obligated under SECTION 2.1 hereof to pay the Expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do, provided, however, that
(i) the Company shall have no right to assume the defense of any Proceeding which seeks, in whole or in part, any remedy other than monetary damages (e.g., injunction, specific performance, criminal sanctions) or which could, if Indemnitee were not to prevail therein, materially damage Indemnitee's personal or business reputation, and (ii) the Company shall have no right to assume the
defense  of  any   Proceeding   unless  the  Company   first  agrees  fully  and
unconditionally, in writing, that the Company is obligated to indemnify Indemnitee in full with respect thereto, and waives any and all defenses, counterclaims or set-offs which might otherwise be asserted in limitation or mitigation of such indemnification obligation. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ separate counsel in any such Proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to
assume  the  defense  of  such  Proceeding,   then  the  fees  and  expenses  of
Indemnitee's counsel shall be at the expense of the Company.

         2.6 SETTLEMENT, COMPROMISE OR JUDGMENT. The Company shall not, without the written consent of Indemnitee, effect the settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (a) includes an unconditional release of Indemnitee from all liability arising out of such action or claim and (b) does not include a statement as to or admission of fault, culpability or failure to a act, by or on behalf of Indemnitee.

         2.7 TAX GROSS-UP. If Indemnitee is required by law to pay any tax on account of receipt of any amount under this Agreement, the Company shall increase the amount payable to Indemnitee such that the amount receivable by Indemnitee, after deduction of all applicable taxes, is equal to the amount Indemnitee would have received under Agreement had such tax not been payable, provided that Indemnitee takes all reasonable steps to minimize the amount of such tax and provides the Company with evidence reasonably satisfactory to the Company that such steps have been taken.

3.       ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

         3.1 SCOPE. Notwithstanding any other provision of this Agreement, in the event of any change in any applicable law, statute or rule which narrows the right of the Company to indemnify Indemnitee, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder. No amendment, alteration or repeal of this Agreement


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or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

         3.2 NONEXCLUSIVITY. The indemnification rights provided to Indemnitee by this Agreement shall be in addition to, and not in lieu of, any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, applicable law or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee with respect to (i) any action taken or not taken while serving in an indemnified capacity and (ii) any Proceeding arising out of or relating to the period prior to the date upon which Indemnitee ceased to serve in an indemnified capacity, even though he may have ceased to serve in such capacity at the time of any covered Proceeding.

4. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

5. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal or state law or regulation may prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. The Company agrees to assert vigorously, in any such action pertaining to the Company's right to indemnify Indemnitee, the position that the Company has the full and unfettered right to so indemnify Indemnitee, and further agrees that Indemnitee may, at any time and in Indemnitee's sole discretion, assume control of the Company's defense of such right (including without limitation selection of counsel and determination of strategy), with such defense nonetheless being conducted at the Company's expense.

6. LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the directors, officers, employees and agents of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all such policies of liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's employees, if Indemnitee is not a director or officer but is an employee; or of the Company's agents, if Indemnitee is not a director, officer or employee but is an agent. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the


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amount of coverage  provided,  if the  coverage  provided by such  insurance  is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

7. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to law, regulation or court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this SECTION 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this entire Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

         8.1 CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or otherwise but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board has approved the initiation or bringing of such suit;

         8.2 FRIVOLOUS PROCEEDINGS. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Proceeding were frivolous;

         8.3 INSURED CLAIMS. To make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, the Certificate of Incorporation or Bylaws of the Company, contract or otherwise) of the amounts otherwise indemnifiable hereunder. If the Company makes any indemnification payment to Indemnitee in connection with any particular Expense indemnified hereunder and Indemnitee has already received or thereafter receives, and is entitled to retain, duplicate payments in reimbursement of the same particular expense, then Indemnitee shall reimburse the Company in an amount equal to the lesser of (i) the amount of such duplicate payment and (ii) the full amount of such indemnification payment made by the Company;

         8.4 UNLAWFUL CLAIMS. To indemnify Indemnitee in any manner which a court of competent jurisdiction has finally determined to be unlawful;

         8.5 FAILURE TO SETTLE PROCEEDING. In the event that Indemnitee Fails to Pursue a Recommended Settlement of a Qualifying Claim, to indemnify Indemnitee (i) for amounts paid or payable in settlement of such Qualifying Claim in excess of the amount of such Recommended Settlement thereof, or (ii) for any cost and/or expenses directly related to such Qualifying Claim incurred by Indemnitee following the date upon which Indemnitee Fails To


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Pursue such  Recommended  Settlement.  For purposes of this clause,  "QUALIFYING
CLAIM" shall mean any claim the defense of which has been properly assumed by the Company under SECTION 2.5 above, "RECOMMENDED SETTLEMENT" shall mean a reasonable written settlement proposal, in full and final executable form in all material respects, and "FAILS TO PURSUE" shall mean Indemnitee's failure to agree to any Recommended Settlement that has been accepted by all adverse parties in the subject matter within 30 days after receipt thereof, provided the Company has (A) irrevocably deposited all funds necessary to satisfy all of Indemnitee's obligations under such Recommended Settlement in an account subject to Indemnitee's or a third party's control and (B) irrevocably taken all actions and given all instructions necessary or appropriate to permit such funds to be applied in satisfaction of such obligations of Indemnitee.

9.       CONSTRUCTION OF CERTAIN PHRASES.

         9.1 For purposes of this Agreement, references to the "COMPANY" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees and/or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

         9.2 For purposes of this Agreement, references to "OTHER ENTERPRISES" shall include employee benefit plans; references to "FINES" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "SERVING AT THE REQUEST OF THE COMPANY" shall include any service as a director, officer, employee or agent of the Company or any subsidiary of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

10.      COUNTERPARTS.   This   Agreement   may  be  executed  in  one  or  more
counterparts, each of which shall constitute an original.

11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

12. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-


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claims  made  in  such  action),  unless  as a part of  such  action  the  court determines that each of Indemnitee's material defenses to such action were frivolous.

13. NOTICE. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked if addressed as provided for on the signature page of this Agreement, unless sooner received, or as subsequently modified by written notice.

14. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California, or in federal courts located in such State.

15. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of [Florida], without regard to conflicts of law principles of such state.

16. SUBROGATION. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

17.      ENFORCEMENT.

         17.1 The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as an officer or director of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as an officer or director of the Company.

         17.2 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

18. MODIFICATION AND WAIVER. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

19. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    COMPANY:

                                    NATIONAL COAL CORP.

                                    By:
                                    --------------------------------
                                    Name:
                                    Title:

                                    Notice Address:

                                    --------------------------------
                                    --------------------------------
                                    --------------------------------
                                    Attn:

AGREED TO AND ACCEPTED:

INDEMNITEE:

-----------------------
(Signature)

[NAME]

Notice Address:

-----------------------
-----------------------
-----------------------


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